                                                                   EXHIBIT 10.12

                                  $90,000,000

                              HCC INDUSTRIES INC.

                       10 3/4% SENIOR SUBORDINATED NOTES


                               PURCHASE AGREEMENT
                               ------------------

                                                                     May 1, 1997



Credit Suisse First Boston Corporation
Furman Selz LLC
c/o Credit Suisse First Boston Corporation
     Eleven Madison Avenue
      New York, NY 10010


Dear Sirs:

     1. Introductory. HCC Industries Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to Credit Suisse First Boston Corporation ("CSFBC") and Furman Selz LLC (each an initial "Purchaser") $90,000,000 principal amount of its 10 3/4% Senior Subordinated Notes ("Securities") to be issued under an indenture, dated as of May 6, 1997 (the "Indenture"), among the Company, the Subsidiary Guarantors referred to therein and IBJ Schroder Bank & Trust Company as Trustee. The United States Securities Act of 1933 is herein referred to as the "Securities Act." For purposes of this Agreement, "Subsidiary Guarantors" shall refer to Hermetic Seal Corporation, a Delaware corporation, Glasseal Products, Inc., a New Jersey corporation, Sealtron Inc., a Delaware corporation, Sealtron Acquisition Corp., a Delaware corporation, and HCC Industries International, a California corporation.

     The Company hereby agrees with the Purchasers as follows:

     2. Representations and Warranties of the Company and Subsidiary Guarantors. The Company and each Subsidiary Guarantor, jointly and severally, represents and warrants to, and agrees with, the Purchasers that:

          (a) A preliminary offering circular and an offering circular relating to the Securities have been prepared by the Company. Such preliminary offering circular and offering circular, as supplemented as of the date of this Agreement, together with the documents listed in Schedule B hereto and any other document approved by the Company for use in connection with the contemplated resale of the Securities are hereinafter collectively referred to as the "Offering Document." As of their respective dates, and in the case of the offering circular, on the date of this Agreement, the Offering Document does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The information required to be delivered to holders and prospective purchasers of the Securities pursuant to the Indenture in accordance with Rule 144A(d)(4) under the Securities Act (the "Additional Issuer Information") does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding two sentences do not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by either Purchaser through CSFBC specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

          (b) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

          (c) Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects, except liens in connection with the credit facilities (as defined in the Offering Document).

          (d) The Indenture has been duly authorized by the Company and each of the Subsidiary Guarantors; the Securities have been duly authorized; and when the Securities are delivered and paid for pursuant to this Agreement on the Closing Date (as defined below), the Indenture will have been duly executed and delivered by the Company and each of the Subsidiary Guarantors, such Securities will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Offering Document and the Indenture and such Securities will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws now or hereinafter in effect of general applicability relating to or affecting creditors' rights and to general equity principles.

          (e) The Guarantees have been duly and validly authorized by each Subsidiary Guarantor and will conform in all material respects to the description thereof in the Offering Document and, when executed by each Subsidiary Guarantor and authenticated by the Trustee in accordance with the Indenture and issued and delivered in accordance with the terms of this Agreement and the Indenture, will be valid and binding obligations of such Subsidiary Guarantor entitled to the benefits of the Indenture enforceable against such Subsidiary Guarantor in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws now or hereinafter in effect of general applicability relating to affecting creditors' rights generally and to general equity principles.

          (f) Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 4 of this Agreement, no consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with either the issuance and sale of the Securities by the Company or the issuance of the Guarantees by the Subsidiary Guarantors, except as may be required under the Securities Act and the Rules and Regulations of the Securities and Exchange Commission (the "SEC") with respect to the Registration Rights Agreement, the Exchange Offer and the transactions contemplated thereunder or state or foreign securities laws or by the regulations of the National Association of Securities Dealers, Inc.

          (g) The execution, delivery and performance of the Indenture, the Guarantees and this Agreement, and the issuance and sale of the Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary (except for such violations (other than violations of the Company's and the Subsidiary Guarantors' charters and bylaws and orders) which would not in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole), and the Company has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement, and each Subsidiary Guarantor has full power and authority to authorize and issue the Guarantees as contemplated by the Indenture.

          (h) Each of this Agreement and the Registration Rights Agreement among the Company, the Subsidiary Guarantors and the Purchasers has been duly authorized, executed and delivered by the Company and each Subsidiary Guarantor.

          (i) Except as disclosed in the Offering Document, the Company and its subsidiaries have good and marketable title to all real properties and all other material properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Offering Document, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

          (j) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole.

          (k) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a material adverse effect on the Company and its subsidiaries taken as a whole.

          (l) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole.

          (m) Except as disclosed in the Offering Document, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole; and the Company is not aware of any pending investigation which might lead to such a claim.

          (n) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, or would materially and adversely affect the ability of the Company to perform its obligations under the Indenture or this Agreement, or which are otherwise material in the context of the sale of the Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

          (o) The financial statements included in the Offering Document present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the assumptions used in preparing the pro forma financial statements included in the Offering Document provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein (provided that other assumptions may also be reasonable), the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

          (p) Except as disclosed in the Offering Document, since the date of the latest audited financial statements included in the Offering Document there has been no material adverse change, nor, to the best of the Company's knowledge, any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Offering Document, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (q) The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "Investment Company Act"), nor is it a closed-end investment company required to be registered, but not registered, thereunder; and the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act.

          (r) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Securities are listed on any national securities exchange registered under Section 6 of the United States Securities Exchange Act of 1934 ("Exchange Act") or quoted in a U.S. automated inter-dealer quotation system.

          (s) Assuming the accuracy of the representations and warranties of each of the Purchasers in Section 4 hereof and due performance and compliance by each of the Purchasers of their obligations under this Agreement and the Offering Document, the offer and sale of the Securities in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof and Regulation S thereunder; and it is not necessary to qualify an indenture in respect of the Securities under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

          (t) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Securities or any security of the same class or series as the Securities or (ii) has offered or will offer or sell the Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S ("Regulation S") under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(b) of Regulation S. The Company, its affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Securities except for this Agreement.

     3. Purchase, Sale and Delivery of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase from the Company, at a purchase price of 97% of the principal amount thereof plus accrued interest, if any, from May 6, 1997 to the Closing Date

(as hereinafter defined), the respective principal amounts of Securities set forth opposite the names of the Purchasers in Schedule A hereto.

          The Company will deliver against payment of the purchase price the Securities to be offered and sold by the Purchasers in reliance on Regulation S (the "Regulation S Securities") in the form of one or more temporary global securities in registered form without interest coupons (the "Regulation S Global Securities") which will be deposited with the Trustee as custodian for The Depository Trust Company ("DTC") for the respective accounts of the DTC participants for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear"), and Cedel Societe Anonyme ("Cedel") and registered in the name of Cede & Co., as nominee for DTC. The Company will deliver against payment of the purchase price the Securities to be purchased by each Purchaser hereunder and to be offered and sold by each Purchaser in reliance on Rule 144A under the Securities Act (the "144A Securities") in the form of one permanent global security in definitive form without interest coupons (the "Restricted Global Securities") deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC. The Regulation S Global Securities and the Restricted Global Securities shall be assigned separate CUSIP numbers. The Restricted Global Securities shall include the legend regarding restrictions on transfer set forth under "Transfer Restrictions" in the Offering Document. Until the termination of the restricted period (as defined in Regulation S) with respect to the offering of the Securities, interests in the Regulation S Global Securities may only be held by the DTC participants for Euroclear and Cedel. Interests in any permanent global Securities will be held only in book-entry form through Euroclear, Cedel or DTC, as the case may be, except in the limited circumstances described in the Offering Document.

          Payment for the Regulation S Global Securities and the Restricted Global Securities shall be made by the Purchasers in Federal (same day) funds by official check or checks or wire transfer to an account at a bank acceptable to CSFBC by the Company drawn to the order of the Company at the office of Skadden, Arps, Slate, Meager & Flom LLP at 10:00 A.M., (New York time), on May 6, 1997, or at such other time not later than seven full business days thereafter and date as CSFBC and the Company determine, such time being herein referred to as the "Closing Date", against delivery to the Trustee as custodian for DTC of (i) the Regulation S Global Securities representing all of the Regulation S Securities for the respective accounts of the DTC participants for Euroclear and Cedel and (ii) the Restricted Global Securities representing all of the 144A Securities. The Regulation S Global Securities and the Restricted Global Securities will be made available for checking at the above office of Skadden, Arps, Slate, Meager & Flom LLP at least 24 hours prior to the Closing Date.

          Notwithstanding the foregoing, any Securities sold to Institutional Accredited Investors (as hereinafter defined) pursuant to Section 4(c) shall be issued in definitive, fully registered form and shall bear the legend relating thereto set forth under "Transfer Restrictions" in the Offering Document, but shall be paid for in the same manner as any Securities to be purchased by the Purchasers hereunder and to be offered and sold by them in reliance on Rule 144A under the Securities Act.

     4.   Representations by Purchasers; Resale by Purchasers.

          (a) Each Purchaser severally represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

          (b) Each Purchaser severally acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser severally represents and agrees that it has offered and sold the Securities and will offer and sell the Securities (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 144A ("Rule 144A") or Rule 903 under the Securities Act or CSFBC, or Furman Selz LLC if authorized by CSFBC, to a limited number of Institutional Accredited Investors in accordance with subsection (c). Accordingly, each Purchaser, severally, represents, warrants and agrees that neither such Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Securities, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S and any applicable foreign securities laws, regulations or restrictions in connection with the offering of the Securities outside the United States. Each Purchaser severally agrees that, at or prior to confirmation of sale of the Securities, other than a sale pursuant to Rule 144A or a sale to an Institutional Accredited Investor in accordance with subsection
(c), such Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Securities from it during the restricted period a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S."

     Terms used in this subsection (b) have the meanings given to them by Regulation S.

          (c) CSFBC, and Furman Selz LLC, if authorized by CSFBC, may offer and sell Securities in definitive, fully registered form to a limited number of institutions, each of which is reasonably believed by the applicable Purchaser to be an "accredited investor" within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act (each, an "Institutional Accredited Investor"); provided that each such Institutional Accredited Investor executes and delivers to such Purchaser and the Company, prior to the consummation of any sale of Securities to such Institutional Accredited Investor, a Purchaser's Letter in substantially the form attached hereto as Schedule C (a "Purchaser's Letter").

          (d) Each Purchaser severally represents, warrants and agrees that it and each of its affiliates has not entered, and will not enter, into any contractual arrangement with respect to the distribution of the Securities except for any such arrangements with the other Purchaser or affiliates of the other Purchaser or with the prior written consent of the Company.

          (e) Each of the Purchasers severally represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Securities will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

          (f) Each Purchaser severally represents, warrants and agrees that it and each of its affiliates will not offer or sell the Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Securities, to deliver either with the confirmation of such resale or otherwise prior to the settlement of such resale a notice to the effect that the resale of such Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

     5. Certain Agreements of the Company. The Company agrees with the Purchasers that:

          (a) The Company will advise CSFBC promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without CSFBC's consent, which consent shall not be unreasonably withheld. If, at any time prior to the completion of the resale of the Securities by the Purchasers, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company promptly will notify CSFBC of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission. Neither CSFBC's consent to, nor the Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in
Section 6.

          (b) The Company will furnish to CSFBC copies of any preliminary offering circular, the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFBC requests, and the Company will furnish to CSFBC on the date hereof three copies of the Offering Document signed by a duly authorized officer of the Company, one of which will include the independent accountants' reports therein manually signed by such independent accountants. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to CSFBC (and, upon request, to Furman Selz LLC) and, upon request of holders and prospective purchasers of the Securities, to such holders and purchasers, a reasonable number of copies of the information required to be delivered to holders and prospective purchasers of the Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Securities. The Company will pay the expenses of printing and distributing to the Purchasers all such documents.

          (c) The Company will arrange, in cooperation with the Purchasers, for the qualification of the Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as CSFBC designates and will continue such qualifications in effect so long as required for the resale of the Securities by the Purchasers;

provided that neither the Company nor any Subsidiary Guarantor will be required
--------
to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction.

          (d) During the period of five years hereafter, the Company will furnish to the Purchasers, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to CSFBC and, upon request, to Furman Selz LLC (i) as soon as available, a copy of each report or other publicly available information mailed by the Company to holders of the Securities, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

          (e) During the period of two years after the Closing Date, the Company will, upon request, furnish to any Purchaser and any holder of Securities a copy of the restrictions on transfer applicable to the Securities.

          (f) During the period of two years after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been reacquired by any of them, provided that this clause shall not apply to the
                           -------------
Exchange Notes issued in accordance with the Exchange Offer contemplated by Registration Rights Agreement (each as defined in the Registration Rights Agreement), and provided further that if at any time any Purchaser becomes an
                ----------------
affiliate as defined in Rule 144 under the Securities Act, then this clause (f) shall not apply with respect to such Purchaser.

          (g) During the period of two years after Closing Date, the Company will not be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under
Section 8 of the Investment Company Act, and is not, and will not be or become, a closed-end investment company required to be registered, but not registered, under the Investment Company Act .

          (h) The Company will pay all expenses incidental to the performance of its obligations under this Agreement and the Indenture, including (i) the fees and expenses of the Trustee and its professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Securities, the preparation and printing of this Agreement, the Securities, the Indenture, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Securities; (iii) the cost of qualifying the Securities for trading in the Private Offerings, Resale and Trading through Automated Linkages (PORTAL) Market and any expenses incidental thereto; (iv) the cost of any advertising approved by the Company in connection with the issue of the Securities; (v) for any expenses (including fees and disbursements of counsel) in connection with qualification of the Securities for sale under the laws of such jurisdictions in the United States and Canada as CSFBC designates and the printing of memoranda relating thereto; (vi) for any fees charged by investment rating agencies for the rating of the Securities; and (vii) for expenses incurred in distributing preliminary offering circulars and the Offering Document (including any amendments and supplements thereto) to the Purchasers. The Company will also pay or reimburse the Purchasers (to the extent incurred by them) for all lodging and air travel expenses of the Company's officers and employees and all chartered air travel of the Purchasers and the Company's officers and employees. The Purchasers shall bear all other expenses not referred to above including the cost of their legal expenses (other than those legal expenses referred to in clause (v).)

          (i) In connection with the offering, until CSFBC shall have notified the Company and Furman Selz LLC of the completion of the resale of the Securities, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Securities or attempt to induce any person to purchase any Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Securities.

          (j) The Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement relating to debt securities issued or guaranteed by the Company and having a maturity of more than one year from the date of issue, or publicly disclose the intention to make such offer, sale, pledge, disposition or filing, without prior written consent of CSFBC for a period beginning at the date of this Agreement and ending at the later of the Closing Date or the lifting of trading restrictions by the Purchasers.

     6. Conditions of the Obligations of the Purchasers. The obligations of the Purchasers to purchase and pay for the Securities will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

          (a) The Purchasers shall have received a letter, dated the date of this Agreement, of Coopers & Lybrand L.L.P. in form and substance satisfactory to the Purchasers concerning certain financial information with respect to the Company set forth in the Offering Document and, to the extent covered in such letter, the Additional Issuer Information.

          (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls that would, in the judgment of CSFBC, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Securities, whether in the primary market or in respect of dealings in the secondary market, or (ii) (A) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries which, in the judgment of CSFBC, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Securities; (B) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (C) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (D) any banking moratorium declared by U.S. Federal or New York authorities; or (E) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Purchasers including CSFBC, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Securities.

          (c) The Purchasers shall have received an opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company and the Subsidiary Guarantors to the effect that:

               (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, and has the corporate power and corporate authority to own its properties and to conduct its business as described in the Offering Memorandum.

               (ii) Each of the Subsidiary Guarantors has been duly incorporated and is an existing corporation in good standing under the laws of its state of incorporation, and has the corporate power and corporate authority to own its properties and to conduct its business as described in the Offering Memorandum.

               (iii) The Indenture has been duly authorized , executed and delivered by the Company and each of the Subsidiary Guarantors, and, assuming due authorization, execution and delivery by the Trustee, will constitute a valid and binding obligation of the Company and each Subsidiary Guarantor, en forceable in accordance with its terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

               (iv) The Notes have been duly authorized and conform in all material respects to the description thereof contained in the Offering Memorandum, and when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

               (v) The Guarantees have been duly authorized by each Subsidiary Guarantor and con form in all material respects to the description thereof in the Offering Memorandum and will constitute valid and binding obligations of each Subsidiary Guarantor, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

               (vi) All the outstanding shares of capital stock of the Company issued in connection with the recapitalization of the Company effective February 14, 1997 pursuant to a Stock Purchase and Sale Agreement, dated as of December 23, 1996, among the Company and the other parties thereto and the reclassification of the Company's capital stock effective March 31, 1997 have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive rights under the Company's Certificate of Incorporation, any applicable laws, or agreement or instrument listed on Schedule A to such opinion.

               (vii) Each of this Agreement and the Registration Agreement has been duly authorized, executed and delivered by the Company and each Subsidiary Guarantor.

               (viii) None of the Company or the Subsidiary Guarantors is and, after giving effect to the offering and sale of the Notes and the application of the proceeds therefrom as described in the Offering Memorandum, will be an "investment company" as defined in the Investment Company Act of 1940.

               (ix) It is not necessary in connection with the offer, sale and delivery of the Notes by the Company to the Initial Purchasers pursuant to this Agreement or the initial resale of such Notes by the Initial Purchasers in the manner contemplated by this Agreement, to register the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act, it being understood that such opinion shall be based on certain assumptions set forth therein and that such counsel will express no opinion as to any subsequent resale of the Notes.

               (x) No Governmental Approval is required for the execution and delivery of this Agreement, the Registration Agreement, the Indenture, the Guarantees or the Notes, and the consummation of the transactions contemplated hereby and thereby, including the issuance or sale of the Notes by the Company, except such as may be required under state securities laws.

               (xi) The execution and delivery and performance by the Company and the Subsidiary Guarantors of this Agreement and the Indenture, and the issuance and sale of the Notes and the Guarantees and compliance with the terms and provisions thereof will not result in a breach or violation of any terms and provisions of, or constitute a default under,
     (a) any applicable law or any order, injunction or decree of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary of the Company or any of their properties, which have been identified to such counsel by the Company and listed on Schedule B to such opinion, (b) the agreements and instruments provided to such counsel by the Company and set forth on Schedule A to such opinion (except for breaches and violations of the foregoing which will not have a material adverse effect on the Company and its subsidiaries taken as a whole); provided, however, such counsel will express no opinion with respect to any financial ratio or other financial tests contained therein, or (c) the Certificate of Incorporation or By-laws of the Company or any such subsidiary. The Company has the corporate power and corporate authority to authorize, issue and sell the Notes as contemplated in this Agreement and each Subsidiary Guarantor has the corporate power and corporate authority to authorize and issue its Guarantee as contemplated by this Agreement.

               (xii) To such counsel's knowledge, except as described in the Offering Memorandum, there are no legal or governmental actions, suits or proceedings pending or threatened to which the Company or any Subsidiary Guarantor is a party or to which any of their respective property is subject which would be required to be described in the Offering Memorandum if it were a prospectus included in a registration statement on Form S-1 under the Securities Act.

               (xiii) The descriptions in the Offering Memorandum of statutes, legal and governmental proceedings, contracts and other documents, insofar as such descriptions constitute a summary of such statutes, legal and governmental proceedings, contracts and other documents referred to therein, fairly present the information called for with respect to such information in all material respects.

               (xiv) Such counsel has no reason to believe that the Offering Document, or any amendment or supplement thereto, as of the date thereof and as of the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading, it being understood that such counsel is not passing upon, and does not assume and responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Document and have made no independent check or verification thereof (except as to matters referred to in clause (xiii)); it being understood that such counsel need express no opinion as to the financial statements, or other financial, statistical or accounting data included in, or excluded from, the Offering Document.

          (d) The Purchasers shall have received from O'Melveny & Myers LLP, counsel for the Purchasers, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Securities, the Offering Document, the exemption from registration for the offer and sale of the Securities by the Company to the Purchasers and the resales by the Purchasers as contemplated hereby and other related matters as CSFBC may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (e) The Purchasers shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company and each Subsidiary Guarantor in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company and each Subsidiary Guarantor has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and, with respect to the Company's certificate, that, subsequent to the date of the most recent financial statements in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Offering Document or as described in such certificate.

          (f) The Purchasers shall have received a letter, dated the Closing Date, of Coopers & Lybrand L.L.P. which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three business days prior to the Closing Date for the purposes of this subsection.

The Company will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably request. CSFBC may in its sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder.

     7.   Indemnification and Contribution.

          (a) The Company and each Subsidiary Guarantor, jointly and severally, will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and each of the
                            --------  -------
Subsidiary Guarantors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company or any Subsidiary Guarantor by any Purchaser through CSFBC, specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b)
below; and provided further, however, that with respect to any untrue statement
           -------- -------  -------
or omission or alleged untrue statement or omission made in any preliminary offering circular, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Purchaser that sold the Securities concerned to the person asserting any such losses, claims, damages or liabilities, to the extent that such sale was an initial resale by such Purchaser and any such loss, claim, damage or liability of such Purchaser results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the Offering Document (exclusive of any material included therein but not attached thereto) if the Company had previously furnished copies thereof to such Purchaser and such copies corrected such misstatement or omission.

          (b) Each Purchaser will severally and not jointly indemnify and hold harmless the Company and each Subsidiary Guarantor against any losses, claims, damages or liabilities to which the Company or any Subsidiary Guarantor may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Purchaser through CSFBC specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and the Subsidiary Guarantors in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by either Purchaser consists of (i) the following information in the Offering Document furnished on behalf of each Purchaser: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Purchasers, the legend concerning over-allotments and stabilizing on the inside front cover page and fifth paragraph, and the third sentence of the seventh paragraph, and the ninth paragraph, all under the caption "Plan of Distribution".

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

          (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Subsidiary Guarantors on the one hand and the Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Subsidiary Guarantors on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Purchasers from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Subsidiary Guarantors or the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d).
Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it were resold exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

          (e) The obligations of the Company and the Subsidiary Guarantors under this Section shall be in addition to any liability which the Company and the Subsidiary Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls either Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

     8. Default of Purchasers. If any Purchaser or Purchasers default in their obligations to purchase Securities hereunder and the aggregate principal amount of Securities that such defaulting Purchaser or Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of Securities, CSFBC may make arrangements satisfactory to the Company for the purchase of such Securities by other persons, including any of the Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Securities that such defaulting Purchasers agreed but failed to purchase. If any Purchaser or Purchasers so default and the aggregate principal amount of Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of Securities and arrangements satisfactory to CSFBC and the Company for the purchase of such Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Purchaser or the Company, except as provided in Section 9. As used in this Agreement, the term "Purchaser" includes any person substituted for a Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

     9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers, the Subsidiary Guarantors or their respective officers and of the Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of either Purchaser, the Company, the Subsidiary Guarantors or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If this Agreement is terminated pursuant to
Section 8 or if for any reason the purchase of the Securities by the Purchasers is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company, the Subsidiary Guarantors and the Purchasers pursuant to Section 7 shall remain in effect. If the purchase of the Securities by the Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (C), (D) or (E) of Section 6(b)(ii), the Company will reimburse the Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Securities.

     10. Notices. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered or telegraphed and confirmed to the Purchasers, c/o Credit Suisse First Boston Corporation, 11 Madison Avenue, New York, NY 10010, Attention: Investment Banking Department-- Transactions Advisory Group, or, if sent to the Company or any Subsidiary Guarantor, will be mailed, delivered or telegraphed and confirmed to it at 4232 Temple City Boulevard, P.O. Box 739, Rosemead, CA 91770-1592, Attention: Andrew Goldfarb, Chief Executive Officer; provided, however, that any notice to a Purchaser pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Purchaser.

     11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such holders were parties thereto.

     12. Representation of Purchasers. CSFB will act for the Purchasers in connection with this purchase, and any action under this Agreement taken by CSFBC will be binding upon all the Purchasers.

     13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     The Company and each Subsidiary Guarantor hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Company, the Subsidiary Guarantors and the Purchasers in accordance with its terms.

                              Very truly yours,

                              HCC Industries Inc.



                              By ___________________________________
                                 Andrew Goldfarb
                                 Chief Executive Officer


                              Hermetic Seal Corporation



                              By ___________________________________


                              Glasseal Products, Inc.



                              By ____________________________________


                              Sealtron, Inc.



                              By ____________________________________


                              Sealtron Acquisition Corp.



                              By ____________________________________


                              HCC Industries International



                              By ____________________________________

The foregoing Purchase Agreement
  is hereby confirmed and accepted
  as of the date first above written.


Credit Suisse First Boston Corporation
Furman Selz LLC

By Credit Suisse First Boston Corporation


     By ___________________________________

                                   SCHEDULE A



PURCHASER                                 PRINCIPAL AMOUNT OF
---------                                 SECURITIES
                                          --------------------
Credit Suisse First Boston Corporation            $76,500,000
Furman Selz LLC.........................          $13,500,000

                    Total                         $90,000,000
                                                  ===========


                                     A-1

                                   SCHEDULE B



List of Documents Delivered with Offering Circular

None

                                   SCHEDULE C


      FORM OF LETTER TO BE DELIVERED BY INSTITUTIONAL ACCREDITED INVESTORS
      --------------------------------------------------------------------

HCC Industries Inc.
c/o IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004
Attention:  Corporate Finance Trust Services

Credit Suisse First Boston Corporation
Furman Selz LLC
as Initial Purchasers
c/o Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, NY  10010


Dear Sirs:

          We are delivering this letter in connection with an offering of $90,000,000 principal amount of 10 3/4% Senior Subordinated Notes due 2007 (the "Securities") of HCC Industries Inc., a Delaware corporation (the "Company"), all as described in the Offering Circular (the "Offering Circular") relating to the offering.

          We hereby confirm that:

          (i) we are an "accredited investor" within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act of 1933, as amended (the "Securities Act"), or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act (an "Institutional Accredited Investor");

          (ii) (A) any purchase of the Securities by us will be for our own account or for the account of one or more other Institutional Accredited Investors or a fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion or
(B) we are a "bank", within the meaning of Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in
Section 3(a)(5)(A) of the Securities Act, that is acquiring the Securities as fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

          (iii) in the event that we purchase any of the Securities, we will acquire Securities having a minimum purchase price of not less than $250,000 for our own account or for any separate account for which we are acting;

          (iv) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the Securities;

          (v) we are not acquiring the Securities with a view to distribution thereof or with any present intention of offering or selling any of the Securities, except inside the United States in accordance with Rule 144A under the Securities Act or outside the United States in accordance with Regulation S under the Securities Act, as provided below; provided that the disposition of our property and the property of any accounts for which we are acting as fiduciary shall remain at all times within our control; and

          (vi) we have received a copy of the Offering Circular relating to the offering of the Securities and acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as we deem necessary in connection with our decision to purchase the Securities; and

          (vii) we are not an "affiliate" (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

          We understand that the Securities are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Securities have not been and will not be registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Securities, that if in the future we decided to resell, pledge or otherwise transfer such Securities, such Securities may be offered, resold, pledged or otherwise transferred only (i) inside the United States to a person whom we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, (ii) in a transaction meeting the requirements of Rule 904 under the Securities Act; (iii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available); or (iv) pursuant to an effective registration statement under the Securities Act, in each of cases (i) through (iv) above, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction. We agree to notify any Purchaser, pledgee or transferee of such Securities of the restrictions referred to in clauses (i) through (iv) above. We understand that the registrar and transfer agent for the Securities will not be required to accept for registration of transfer any Securities acquired by us, except upon presentation of evidence satisfactory to the Company and the transfer agent that the foregoing restrictions on transfer have been complied with. We further understand that any Securities acquired by us will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of this paragraph.

          We acknowledge that you, the Company and others will rely upon our confirmation, acknowledgments and agreements set forth herein, and we agree to notify you promptly if any of our representations or warranties herein ceases to be accurate and complete.

          THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.


Date:  ________________________


                                             _________________________________
                                             (Name of Purchaser)

                                              By:   __________________________
                                                    Name:
                                                    Title:
                                                    Address:


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